UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2005

                             PROCERA NETWORKS, INC.
                              -------------------
             (Exact name of registrant as specified in its charter)

             Nevada                   000-49862            33-0974674
  (State or other jurisdiction      (Commission          (IRS Employer
       of incorporation)            File Number)     Identification Number)


                        3175 South Winchester Boulevard,
                               Campbell, CA 95008
                               ------------------
                    (Address of principal executive offices)

                                 (408) 874-4600
                                  -------------
              (Registrant's telephone number, including area code)

                                       n/a
                               ------------------
          (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     Entry  into  Material  Definitive  Agreements

     On April 13, 2005, Procera Networks, Inc., a Nevada corporation (the "COMPANY") completed its special warrant offer ("SPECIAL WARRANT OFFER") as set forth below. The Company offered to the holders of its outstanding Stock Purchase Warrants issued on December 9, 2003 (the "DECEMBER 2003 WARRANTS") and Stock Purchase Warrants issued on June 27, 2004 (the "JUNE 2004 WARRANTS") exchange warrants (respectively the "DECEMBER EXCHANGE WARRANTS AND THE JUNE
EXCHANGE  WARRANTS")   at  an  adjusted  exercise  price.

     On December 9, 2003, the Company issued the December 2003 Warrants which entitled the holders thereof to purchase 1,227,688 shares of its common stock at an exercise price of $2.00 per share. The December 2003 Warrants expire on April 26, 2005. On June 27, 2004, the Company issued the June 2004 Warrants which entitled the holders thereof to purchase 1,446,438 shares of its common stock at an exercise price of $2.00 per share. The June 2004 Warrants expire on June 30, 2006.

     The Company offered to amend the December 2003 Warrants by providing the right to exercise such warrants at a price of $1.50 per share (a $.50 per share reduction) and changing the expiration date changing from April 26, 2005 to April 13, 2005. Further, the Company offered to amend the June 2004 Warrants by providing the right to exercise such warrants at a price of $1.40 per share (a $.60 per share reduction) and changing the expiration date changing from June 30, 2006 to April 13, 2005.

     On April 13, 2005 the holders of its December 2003 Warrants and June 2004 Warrants exercised warrants to purchase 557,438 and 102,500 shares of our common stock, respectively, with the Company receiving $979,657 from the exercise of such warrants. Any December 2003 Warrants and/or June 2004 Warrants that were exercised in full pursuant to the Special Warrant Offer were cancelled. For any December 2003 Warrants and/or June 2004 Warrants that were exercised in part, the Company will issue a new Warrant Agreement representing the right to purchase the remaining number of shares of its common stock issuable under the original warrant at a price of $2.00 per share, under their original terms.

     The Company had previously filed a registration statement with the Securities and Exchange Commission ("SEC") covering the resale of the common stock underlying the warrants.

     The foregoing description does not purport to be a complete statement of the parties' rights and obligations under the Special Warrant Offer and the transactions contemplated thereby or a complete explanation of the material terms thereof.

ITEM 3.02     Unregistered  Sale  of  Equity  Securities

     The disclosures in Item 1.01 are incorporated in this Item 3.02 by reference.

     The warrants were issued to accredited investors in a private placement transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) and/or Rule 506 of Regulation D promulgated thereunder. The purchasers had access to all relevant information necessary to evaluate the investment.

     Pursuant to the registration statements filed in 2004, the shares underlying such warrants have been registered and, subject to updating the applicable prospectus, are freely tradeable.

ITEM 3.03     Material  Modification  to  the  Rights  of  Security  Holders

     The disclosures in Item 1.01 and 3.02 are incorporated in this Item 3.03 by reference.


ITEM 9.01     Financial  Statements  and  Exhibits

       (c)    Exhibits

     ------   ------------------------------------------------------------------
      10.1    Special  Warrant  Offer
     ------   ------------------------------------------------------------------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  Apirl  14,  2005                    PROCERA  NETWORKS,  INC.,
                                           a  Nevada  corporation


                                           By:  /s/  Douglas  J.  Glader
                                           -------------------------------------
                                           Title:  President  &  CEO
                                           -------------------------------------